SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 3, 2003

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED SEPTEMBER 3, 2003
EX-99.2 PRESS RELEASE DATED SEPTEMBER 3, 2003

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements. These statements are based on WebMD’s current plans and expectations and involve risks and uncertainties, including those described in our other SEC filings.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 and 99.2 and incorporated by reference herein are press releases issued by WebMD Corporation on September 3, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)     Exhibits

      The following exhibits are filed herewith:

99.1	First Press Release issued by WebMD Corporation, dated September 3, 2003

99.2	Second Press Release issued by WebMD Corporation, dated September 3, 2003

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: September 3, 2003	By:	/s/ Lewis H. Leicher

Lewis H. Leicher Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	First Press Release issued by WebMD Corporation, dated September 3, 2003

99.2	Second Press Release issued by WebMD Corporation, dated September 3, 2003